J.P. Morgan Funds
J.P. Morgan Institutional Funds
Supplement   dated   September   28,  1998,   as  applicable  to  the  following
Prospectuses:

J.P. Morgan Global Strategic Income Fund, dated March 2, 1998
J.P. Morgan Fixed Income Funds (Combined), dated March 13, 1998

Effective October 12, 1998 the fund's credit quality restrictions for emerging market securities have been amended.

The paragraph under the heading "Investment Approach" is deleted and replaced with the following:

The fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations (such as the World Bank). The fund may invest directly in mortgages and in mortgage-backed securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration will generally be similar to that of the Lehman Brothers Aggregate Bond Index (currently about four and a half years). At least 40% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. The fund's emerging market component (no more than 25% of fund assets) has no minimum credit quality rating standard and therefore may invest without limit in securities that are in the lowest rating categories (or are the unrated equivalent). The balance of assets must be invested in securities rated B or higher (or are the unrated equivalent).


The following replaces the first paragraph of the "Potential Risks And Rewards" section:

The fund's share price and total return will vary in response to changes in global bond markets, interest rates, and currency exchange rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of low credit and foreign and emerging markets investment risks, the fund's performance is likely to be more volatile than that of most fixed income funds. Lower rated securities offer higher potential yields, but they are speculative in that they involve greater risk of principal loss and are more sensitive to economic changes and industry developments than investment grade bonds. The fund's mortgage-backed investments involve the risk of losses due to default or to prepayments that occur earlier or later than expected. Some investments, including directly owned mortgages, may be illiquid. The fund has the potential for long-term total returns that exceed those of more traditional bond funds, but investors should also be prepared for risks that exceed those of more traditional bond funds.